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                                                  Exhibit 21

                      AMOCO CORPORATION

                      _________________

               SUBSIDIARIES OF THE REGISTRANT
                    AT December 31, 1996

                                                    Organized
                                                    Under
                    Company (1)                     Laws of

Amoco Canada Petroleum Company Ltd................. Canada
 ACP (Malaysia), Inc............................... Delaware
   Amoco Chemical (Malaysia) Sdn Bhd............... Malaysia
 Amoco Canada Hydrocarbons Ltd..................... Canada
 Amoco Canada Marketing Corp....................... Delaware
 Amoco Canada Resources Ltd........................ Canada
 Dome Petroleum Corp. (U.S.)....................... North Dakota
  Dome Pipeline Corporation (U.S.)................. Delaware
Amoco Company...................................... Delaware
 Amoco Chemical Company............................ Delaware
  Amoco Chemical Holding Company................... Delaware
   Amoco Chemical Belgium N.V...................... Belgium
   Amoco Chemical Indonesia Limited................ Delaware
   Amoco Chemical Malaysia Holding .Co............. Delaware
   Amoco Chemical Singapore Holding .Co............ Delaware
     Plaskon Electronic Materials, Ltd............. Bermuda
   Amoco Chemical Singapore Limited................ Delaware
   Amoco Chemicals Pty. Limited.................... Australia
   Amoco do Brasil Ltda............................ Brazil
   Amoco Fabrics and Fibers Company................ Delaware
     Amoco Nisseki CLAF, Inc. (A).................. Delaware
   Amoco Fabrics and Fibers Ltd.................... Canada
   Amoco International Finance Corporation......... Delaware
     A. G. International Chemical Company Inc.(A).. Japan
     Amoco Chemical Asia Pacific Limited........... Hong Kong
   Amoco Olefins Corporation....................... Delaware
   Amoco Polymers, Inc............................. Delaware
   Amoco Remediation Management Services Company... Delaware
  China American Petrochemical Co., Ltd. (A)....... Taiwan
  Samsung Petrochemical Co., Ltd. (A).............. Korea
 Amoco Leasing Corporation......................... Delaware
  Amoco Tax Leasing X Corporation.................. Delaware
 Amoco Research Corporation........................ Delaware
  Amoco Research Operating Company................. Delaware
 Amoco Oil Company................................. Maryland
  Amoco Environmental Services Company............. Virginia
  Amoco Oil Holding Company........................ Delaware
   Amoco Corporate Development Company (Latin
       America).................................... Delaware
     Amoco Mexico Holding Company S.A. de C.V...... Mexico
   Amoco Sulfur Recovery Company................... Delaware
   Omega Oil Company............................... Delaware
  Amoco Marketing Environmental Services Company... Nevada
 Amoco Pipeline Company............................ Maine
  Amoco Pipeline Holding Company................... Delaware
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                                                    Organized
                                                    Under
                    Company (1)                     Laws of
Amoco Production Company........................... Delaware
  Amoco Caspian Sea Petroleum Company.............. Delaware
   Amoco Caspian Sea Petroleum Limited............. British Virgin
                                                    Islands
  Amoco Colombia Petroleum Company................. Delaware
  Amoco Egypt Gas Company.......................... Delaware
  Amoco Egypt Oil Company.......................... Delaware
   Gulf of Suez Petroleum Company (A).............. Egypt
  Amoco Energy Trading Corporation................. Delaware
  Amoco Eurasia Petroleum Company.................. Delaware
  Amoco Gas Company................................ Delaware
  Amoco International Petroleum Company............ Delaware
   Amoco Argentina Oil Company..................... Delaware
   Amoco Trinidad Oil Company...................... Delaware
  Amoco Netherlands Petroleum Company.............. Delaware
   Amoco Netherlands, B.V.......................... Delaware
    Amoco Trinidad (LNG) B.V....................... Netherlands
  Amoco Nigeria Petroleum Company.................. Delaware
  Amoco Norway Oil Company......................... Delaware
  Amoco Ob River Petroleum Company................. Delaware
  Amoco Orient Petroleum Company................... Delaware
  Amoco Overseas Exploration Company............... Delaware
  Amoco Sharjah LPG Company........................ Delaware
  Amoco Sharjah Oil Company........................ Delaware
  Amoco Supply and Trading Company................. Delaware
  Amoco Trinidad Power Resources Corporation....... Delaware
  Amoco (U.K.) Exploration Company................. Delaware
  Amoco Venezuela Petroleum Company................ Delaware
  Coastwise Trading Company, Inc................... Delaware
   Coastwise Guaranty Company...................... Delaware
  TOC--Rocky Mountains Inc......................... Delaware
 Amoco Properties Incorporated..................... Delaware
Amoco Chemical (Europe) S.A........................ Delaware
 Amoco Chemical U.K. Limited....................... England
  Amoco Fabrics (U.K.) Limited..................... England
 Amoco Holding GmbH................................ Germany
  Amoco Deutschland GmbH........................... Germany
   Amoco Fabrics Europe B.V........................ Netherlands
Amoco Technology Company........................... Delaware
 Vysis, Inc........................................ Delaware
 Amoco Solar Holding Company....................... Delaware
  Amoco/Enron Solar (A)............................ Delaware
AmProp Finance Company............................. Indiana
AmProp, Inc........................................ Delaware

  (1)  Two hundred eighty-three subsidiaries and thirty-four
       50% or less owned companies accounted for by the equity method are not named. Such subsidiaries and affiliate companies,considered in the aggregate, do not constitute a significant subsidiary.
   (A) Represents holdings between 10% and 50% inclusive.